Supplement to the currently effective Statements of Additional Information of each of the listed fund:

DWS Money Market Prime Series
DWS Money Market Fund
DWS Cash Investment Trust Class A

The following information replaces similar disclosure in the "Purchase and Redemption of Shares-Purchase of Shares" section of DWS Money Market Prime Series-DWS Money Market Fund share's Statement of Additional Information and supplements the disclosure for DWS Cash Investment Trust Class A only in the "Purchase and Redemption of Shares-Financial Services Firms' Compensation" section of DWS Money Market Prime Series-DWS Cash Investment Trust Class A, Class B and Class C's Statement of Additional Information:


DWS Scudder Distributors, Inc. (DWS-SDI) may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to financial services firms in connection with the sales to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DWS-SDI and its affiliates.


               Please Retain This Supplement for Future Reference












April 1, 2008